Exhibit 10.17

BASE SALARIES OF NAMED EXECUTIVE OFFICERS OF THE REGISTRANT

      Set forth below are the 2008 annual base salaries of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of Wisconsin Energy Corporation. Unless otherwise noted, the named executive officers serve in the positions indicated for Wisconsin Energy Corporation (WEC) and its wholly-owned subsidiaries, Wisconsin Electric Power Company (WE) and Wisconsin Gas LLC. WE is a reporting company under the Securities and Exchange Act of 1934, as amended.

         Gale E. Klappa                                                                  $1,129,000
             Chairman of the Board, President
             and Chief Executive Officer

          Frederick D. Kuester                                                        $657,000
              Executive Vice President of WEC and WG;
              Executive Vice President and Chief
              Operating Officer of WE

           Allen L. Leverett                                                              $607,680
               Executive Vice President and Chief
               Financial Officer

           James C. Fleming                                                             $441,000
               Executive Vice President and
               General Counsel

           Kristine A. Rappé                                                            $393,706
               Senior Vice President and Chief
               Administrative Officer